UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 5, 2015

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2015, the Board of Directors of Paycom Software, Inc. (the “Company”) approved and adopted, subject to stockholder approval, (1) the Paycom Software, Inc. Employee Stock Purchase Plan (the “ESPP”) and (2) the Paycom Software, Inc. Annual Incentive Plan (the “Incentive Plan”), and directed that the ESPP and Incentive Plan be submitted to the Company’s stockholders for their approval at the 2015 Annual Meeting of Stockholders of Paycom Software, Inc. (the “Annual Meeting”) on May 5, 2015.

As described under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), the Company’s stockholders approved the ESPP and the Incentive Plan at the Annual Meeting. A description of the material terms of the ESPP is set forth under the heading “Proposal 2: Approval of the Paycom Software, Inc. Employee Stock Purchase Plan” in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2015 (the “Proxy Statement”), and a description of the material terms of the Incentive Plan is set forth under the heading “Proposal 3: Approval of the Paycom Software, Inc. Annual Incentive Plan” in the Proxy Statement, each of which are incorporated herein by reference. Such descriptions of the ESPP and Incentive Plan are qualified in their entirety by reference to the full text of the ESPP and the Incentive Plan, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 5, 2015. The matters voted upon at the Annual Meeting included the following:

1.	the election of two Class II directors to serve until the date of the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified, or their earlier death, resignation or removal;

2.	the approval of the ESPP;

3.	the approval of the Incentive Plan; and

4.	the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For additional information concerning the foregoing proposals, please see the descriptions of the proposals in the Proxy Statement, each of which are incorporated herein by reference. The table below shows the final results of voting at the Annual Meeting:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Proposal 1: Election of Class II Directors
Robert J. Levenson	42,254,773	6,324,369	5,962,206
Frederick C. Peters II	48,336,269	242,873	5,962,206

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

Proposal 2: Approval of the ESPP	48,526,104	47,056	5,982	5,962,206

Proposal 3: Approval of the Incentive Plan	42,911,896	5,661,512	5,734	5,962,206

Proposal 4: Ratification of the Appointment of Grant Thornton LLP	54,493,567	11,127	36,654	N/A

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Paycom Software, Inc. Employee Stock Purchase Plan

10.2	Paycom Software, Inc. Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: May 8, 2015	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Paycom Software, Inc. Employee Stock Purchase Plan

10.2	Paycom Software, Inc. Annual Incentive Plan